Exhibit 99.1

DuPont Provides Update on Current Business Conditions, Liquidity Position, and 1Q 2020 Financial Performance

•	Taking all appropriate actions to provide essential materials and support commitment to safety of employees, customers, and communities

•	Strengthens liquidity with $1.0 billion revolving credit facility

•	Secures $2.0 billion in committed financing ensuring ability to refinance debt maturities due in November 2020

•	Expects strong first quarter results; implementing initiatives to address significant uncertainty in select end-markets, including conserving cash and improving working capital

•	Expects 1Q 2020 GAAP EPS in the range of $(1.00) to $(0.70) and adjusted EPS in the range of $0.82 to $0.84; suspends full-year guidance

•	Expects 1Q 2020 GAAP Income (Loss) from continuing operations in the range of $(725) million to $(510) million and Operating EBITDA of approximately $1.3 billion

WILMINGTON, Del. , April 20, 2020 — DuPont (NYSE: DD) today provided an update on current business conditions and announced actions it is taking to address macroeconomic uncertainty driven by the global outbreak of COVID-19.

“Our team is meeting the unprecedented challenges presented by the COVID-19 pandemic with an unwavering commitment to the safety of our employees, our customers and the communities in which we operate, all while delivering solid financial results for the first quarter of 2020,” said Ed Breen, Executive Chairman and Chief Executive Officer. “However, as this pandemic expands globally, the uncertainty around demand in select end-markets continues. In response, we continue to advance initiatives to improve our working capital and have taken steps to delay certain capital investments and idle production at several manufacturing sites. We will remain agile, continuing to take swift, prudent actions as conditions continue to evolve.”

Capital Discipline and Liquidity

Due to the uncertainties presented by COVID-19, DuPont has implemented a number of proactive measures to enhance its already strong liquidity position and improve working capital.

•	Entered into a 364-day $1.0 billion revolving credit facility, replacing the $750 million revolving credit facility that was set to expire in June 2020

•	Secured a $2.0 billion 364-day delayed-draw facility ensuring its ability to meet the November 2020 maturities; the company may elect to replace this facility via the capital markets

•	Delayed certain capital investments

•	Idled production at several manufacturing sites, predominantly production plants within the Transportation and Industrial segment due to the current global automotive environment

Adjusted EPS and Operating EBTIDA are non-GAAP measures and are defined on page 5. See page 3 for reconciliations to GAAP.

“Securing these two new facilities further strengthens our near-term liquidity position. Additionally, we now have committed financing in place to bridge our debt maturing in November 2020 to the receipt of the special cash payment in connection with the Nutrition & Biosciences and IFF transaction,” said Breen. “Combined with our existing cash balances and available borrowings through our commercial paper program, these facilities provide the liquidity needed to navigate these uncertain times.”

Preliminary First Quarter Results

DuPont also announced it expects first quarter 2020 GAAP EPS in the range of $(1.00) to $(0.70) and adjusted EPS(1) in the range of $0.82 - $0.84 on net sales of approximately $5.2 billion. First quarter 2020 GAAP income (loss) from continuing operations is expected to be in the range of $(725) million to $(510) million and operating EBITDA(1) is expected to be approximately $1.3 billion. The Company expects to deliver operating EBITDA results above its initial guidance in each core segment, led by strong demand for its materials into personal protection, water filtration, food & beverage, probiotics and electronics markets.

Full-Year 2020 Financial Outlook

The Company remains intently focused on the levers within its control, including delivering on its cost saving targets. However, with global softening in automotive, oil & gas and select industrial end-markets and the unknown duration and intensity of the COVID-19 pandemic, the Company has elected to suspend its full-year 2020 net sales and adjusted EPS(1) guidance.

The Company will hold its earnings conference call at 8 a.m. ET on Tuesday, May 5, 2020.

(1)	Adjusted EPS and Operating EBTIDA are non-GAAP measures and are defined on page 5. See page 3 for reconciliations to GAAP.

Reconciliation of Non-GAAP Measures

Reconciliation of Earnings (loss) per common share from continuing operations - diluted to Adjusted earnings per common share from continuing operations (unaudited)	Three Months Ended March 31, 2020 - (Preliminary)
Earnings (loss) per common share from continuing operations - diluted (GAAP)	$ (1.00)	-	$ (0.70)
Less: Significant items charge [1]	(1.33)	-	(1.05)
Less: Merger-related amortization of intangibles	(0.50)
Less: Non-operating pension / OPEB benefit	0.01

Adjusted earnings per share from continuing operations - diluted (Non-GAAP)	$ 0.82	-	$ 0.84

Reconciliation of Income (loss) from continuing operations, net of tax to Operating EBITDA In Millions (Unaudited)	Three Months Ended March 31, 2020 - (Preliminary)
Income (loss) from continuing operations, net of tax (GAAP)	$ (725)	-	$ (510)
+ Provision (credit) for income taxes on continuing operations	39	-	44

Income (loss) from continuing operations before income taxes	(686)	-	(466)

+ Depreciation and amortization	772
- Interest income	2
+ Interest expense	173
- Non-operating pension / OPEB benefit	11
- Foreign exchange gain / (losses), net	(8)
- Significant items charge [1]	(1,046)	-	(846)

Operating EBITDA (Non-GAAP)	$ 1,300	-	$ 1,320

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Significant items for the three months ended March 31, 2020 include charges incurred in connection with impairment tests triggered by expectations of the proceeds from certain potential divestitures within the Non-Core segment. These asset impairment charges within the Non-Core segment in the aggregate are in the expected pre-tax range of approximately $(700) million - $(900) million, or $(0.85) - $(1.15) per share, and relate to goodwill and long-lived assets. Additional significant items for the three months ended March 31, 2020 include pre-tax integration & separation costs related to post-Merger integration and the intended separation of the N&B business of $(197) million, or $(0.21) per share; pre-tax restructuring charges - net of $(134) million, or $(0.14) per share; and pre-tax deferred financing fee amortization related to the financing associated with the N&B transaction of $(10) million, or $(0.01) per share; partially offset by a pre-tax gain on the sale of Company’s Compound Semiconductor business of $197 million or $0.14 per share and income tax items of approximately $0.02-$0.04 per share.

About DuPont

DuPont (NYSE: DD) is a global innovation leader with technology-based materials, ingredients and solutions that help transform industries and everyday life. Our employees apply diverse science and expertise to help customers advance their best ideas and deliver essential innovations in key markets including electronics, transportation, construction, water, health and wellness, food and worker safety. More information about the company, its businesses and solutions can be found at www.dupont.com. Investors can access information included on the Investor Relations section of the website at www.investors.dupont.com.

For further information contact:

DuPont Media Relations:	DuPont Investor Relations:
Dan Turner	Leland Weaver
302-996-8372	302-999-2477
daniel.a.turner@dupont.com	leland.weaver@dupont.com

Cautionary Statement Regarding Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” and similar expressions and variations or negatives of these words.

On April 1, 2019, the company completed the separation of its materials science business into a separate and independent public company by way of a pro rata dividend-in-kind of all the then outstanding stock of Dow Inc. (the “Dow Distribution”). The company completed the separation of its agriculture business into a separate and independent public company on June 1, 2019, by way of a pro rata dividend-in-kind of all the then outstanding stock of Corteva, Inc. (the “Corteva Distribution”).

On December 15, 2019, DuPont and IFF announced they had entered definitive agreements to combine DuPont’s Nutrition & Biosciences business with IFF in a transaction that would result in IFF issuing shares to DuPont shareholders, pending customary closing conditions, other approvals including regulatory and that of IFF’s shareholders.

Forward-looking statements address matters that are, to varying degrees, uncertain and subject to risks, uncertainties and assumptions, many of which that are beyond DuPont’s control, that could cause actual results to differ materially from those expressed in any forward-looking statements. Forward-looking statements are not guarantees of future results. Some of the important factors that could cause DuPont’s actual results to differ materially from those projected in any such forward-looking statements include, but are not limited to: (i) the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction with IFF; changes in relevant tax and other laws, (ii) failure to obtain necessary regulatory approvals, approval of IFF’s shareholders, anticipated tax treatment or any required financing or to satisfy any of the other conditions to the proposed transaction with IFF, (iii) the possibility that unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies that could impact the value, timing or pursuit of the proposed transaction with IFF, (iv) risks and costs and pursuit and/or implementation of the separation of the N&B Business, including timing anticipated to complete the separation, any changes to the configuration of businesses included in the separation if implemented, (v) risks and costs related to the Dow Distribution and the Corteva Distribution (together, the “Distributions”) including (a) with respect to achieving all expected benefits from the Distributions; (b) the incurrence of significant costs in connection with the Distributions, including costs to service debt incurred by the Company to establish the relative credit profiles of Corteva, Dow and DuPont and increased costs related to supply, service and other arrangements that, prior to the Dow Distribution, were between entities under the common control of DuPont; (c) indemnification of certain legacy liabilities of E. I. du Pont de Nemours and Company (“Historical EID”) in connection with the Corteva Distribution; and (d) potential liability arising from fraudulent conveyance and similar laws in connection with the Distributions; (vi) failure to effectively manage acquisitions, divestitures, alliances, joint ventures and other portfolio changes, including meeting conditions under the Letter Agreement entered in connection with the Corteva Distribution, related to the transfer of certain levels of assets and businesses; (vii) uncertainty as to the long-term value of DuPont common stock; (viii) potential inability or reduced access to the capital markets or increased cost of borrowings, including as a result of a credit rating downgrade (ix) risks and uncertainties related to the novel coronavirus (COVID-19) and the responses thereto (such as voluntary and in some cases, mandatory quarantines as well as shut downs and other restrictions on travel and commercial, social and other activities) on DuPont’s business, results of operations, access to sources of liquidity and financial condition which depend on highly uncertain and unpredictable future developments, including, but not limited to, the duration and spread of the COVID-19 outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions resume. and (x) other risks to DuPont’s business, operations and results of operations including from: failure to develop and market new products and optimally manage product life cycles; ability, cost and impact on business operations, including the supply chain, of responding to changes in market acceptance, rules, regulations and policies and failure to respond to such changes; outcome of significant litigation, environmental matters and other commitments and contingencies; failure to appropriately manage process safety and product stewardship issues; global economic and capital market conditions, including the continued availability of capital and financing, as well as inflation, interest and currency exchange rates; changes in political conditions, including tariffs, trade disputes and retaliatory actions; impairment of goodwill or intangible assets; the availability of and fluctuations in the cost of energy and raw materials; business or supply disruption, including in connection with the Distributions; ability to effectively manage costs as the company’s portfolio evolves; security threats, such as acts of sabotage, terrorism or war, global health concerns and pandemics, natural disasters and weather events and patterns which could or could continue to result in a significant operational event for DuPont, adversely impact demand or production; ability to discover, develop and protect new technologies and to protect and enforce DuPont’s intellectual property rights; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks are and will be more fully discussed in DuPont’s current, quarterly and annual reports and other filings made with the U.S. Securities and Exchange Commission, in each case, as may be amended from time to time in future filings with the SEC. While the list of factors presented here is considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on DuPont’s consolidated financial condition, results of operations, credit rating or liquidity. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. DuPont assumes no obligation to publicly provide revisions or updates to any forward-looking statements whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. A detailed discussion of some of the significant risks and uncertainties which may cause results and events to differ materially from such forward-looking statements is included in the section titled “Risk Factors” (Part I, Item 1A) of DuPont’s 2019 Annual Report on Form 10-K as updated by DuPont’s subsequent periodic and current reports filed with the SEC.

Non-GAAP Financial Measures:

This release includes information that does not conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are considered non-GAAP measures. Management uses these measures internally for planning, forecasting and evaluating the performance of the Company, including allocating resources. DuPont’s management believes these non-GAAP financial measures are useful to investors because they provide additional information related to the ongoing performance of DuPont to offer a more meaningful comparison related to future results of operations. These non-GAAP financial measures supplement disclosures prepared in accordance with U.S. GAAP, and should not be viewed as an alternative to U.S. GAAP. Furthermore, such non-GAAP measures may not be consistent with similar measures provided or used by other companies. Non-GAAP measures included in this release are defined below.

Adjusted earnings per common share from continuing operations - diluted (“Adjusted EPS”), is defined as earnings per common share from continuing operations - diluted, excluding the after-tax impact of significant items, after-tax impact of amortization expense associated with intangibles acquired as part of the Merger and the after-tax impact of non-operating pension / other post employment benefits (“OPEB”) benefits / charges.

Operating EBITDA, is defined as earnings (i.e. income (loss) from continuing operations before income taxes) before interest, depreciation, amortization, non-operating pension / OPEB benefits / charges, and foreign exchange gains / losses, adjusted to exclude significant items.

Significant items are items that arise outside the ordinary course of the Company’s business that management believes may cause misinterpretation of underlying business performance, both historical and future, based on a combination of some or all of the item’s size, unusual nature and infrequent occurrence. Management classifies as significant items certain costs and expenses associated with integration and separation activities related to transformational acquisitions and divestures as they are considered unrelated to ongoing business performance.

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4/20/20

DuPont™, the DuPont Oval Logo, and all trademarks and service marks denoted with ™, SM or ® are owned by affiliates of DuPont de Nemours, Inc. unless otherwise noted.

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